AGREEMENT TO PROVIDE GUARANTY


          This Agreement to Provide Guaranty (this "Agreement") is entered into between Oregon Baking Company, dba Marsee Baking, an Oregon corporation (the "Company"), and Joseph F. Tanous ("Guarantor").

          The Company has applied for an expansion of its credit facilities from Silicon Valley Bank (the "Bank"). The Bank is unwilling to expand the Company's line of credit without an additional personal guaranty from the Guarantor. With an additional guaranty, the Bank is willing to expand its line of credit for the Company by up to $750,000.

          Guarantor is a current shareholder of the Company and a member of the Board of Directors. Guarantor is willing to guaranty an additional $750,000 of the Company's line of credit in consideration of the issuance to Guarantor of 150,000 shares of the Company's Common Stock.

          In order to assist the Company in obtaining an expansion of its line of credit from the Bank, Guarantor has agreed to sign a guaranty on the Bank's standard form guaranteeing up to an additional $750,000 of indebtedness owed to the Bank by Marsee (a "Guaranty"). The purpose of this Agreement is to set forth the agreement between the Guarantor and the Company regarding Guarantor's compensation for the Guaranty, the conditions of the Guaranty and the Company's indemnity obligation in the event the Guaranty is enforced by the Bank.

          Accordingly, the parties agree as follows:

          1. AGREEMENT TO PROVIDE GUARANTY. Guarantor hereby agrees to provide a personal guaranty of up to $750,000 to Silicon Valley Bank as security for the Company's line of credit with the Bank. Guarantor shall have the right to assign his rights and delegate his duties under this Agreement, to a qualified person or persons, approved by the Company, which approval shall be at the Company's sole discretion, who provides a personal guaranty on the Company's behalf for a portion of the $750,000 line of credit with the Bank. Guarantor's right of assignment is subject to the requirements of state and federal securities laws.

          2. CONSIDERATION FOR GUARANTEES. In consideration of the Guaranty to be provided by the Guarantor, and based upon the representations of the Guarantor contained in Section 3 below, the Company hereby agrees to issue to Guarantor One Hundred Fifty Thousand (150,000) shares of the Company's Common Stock (the "Shares") which the Company and the Guarantor agree have a fair market value of $0.50 per share.

          3. INVESTMENT INTENT; INFORMED DECISION. Guarantor hereby acknowledges and represents to the Company that Guarantor is acquiring the Shares for his own account and not with a view to their resale or distribution and that Guarantor is prepared to hold the Shares for an indefinite period and has no present intention to sell, distribute or grant any participating interests in the Shares. Guarantor hereby acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended, or the securities act of any state, and that the Company is issuing the Shares to Guarantor in reliance on the representations made herein by Guarantor. Guarantor represents to the Company that, in his capacity as consultant and/or director of the Company, he is familiar with the business of the Company, and has been afforded the opportunity to meet with the management of the Company and to ask questions of, and receive answers from, such management about the business and affairs of the Company, and to obtain any additional information, to the extent that the Company possessed such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information otherwise obtained by or furnished to Guarantor. Guarantor acknowledges that the Company has furnished to him all information that Guarantor considered necessary to form a decision concerning the purchase of the Shares, including the Company's business plan (and the risk factors therein contained), and no valid request to the Company by Guarantor for information of any kind about the Company has been refused or denied by the Company or remains unfulfilled as of the date hereof. Guarantor represents that he is a sophisticated investor who, acting alone or with a professional advisor who is unaffiliated with and who is not compensated


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                                                                          Page 1
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by the Company directly or indirectly, is familiar with the risks inherent in speculative investments such the one undertaken hereby, and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the shares, and is able to bear the economic risk of the loss of the entire investment.

          4. RESTRICTED SECURITIES. Guarantor hereby confirms that he has been informed that the Shares may not be resold or transferred unless the Shares are first registered under applicable federal and state securities laws or unless an exemption from such registration is available. Accordingly, Guarantor hereby acknowledges that he is prepared to hold the Shares for an indefinite period and that he is aware that Rule 144 promulgated under the Securities Act is not presently available to exempt the sale of the Shares from the registration requirements of the Securities Act. If Rule 144 subsequently becomes available, Guarantor is aware that any sale of the Shares effected pursuant to the Rule may, depending upon the status of Guarantor as an "affiliate" or "non-affiliate" under the Rule, be made only in limited amounts in accordance with the provisions of the Rule, and that in no event may any Shares be sold pursuant to the Rule until Guarantor has held the Shares for the requisite holding period.

          5. RESTRICTIVE LEGEND. In order to reflect the restrictions on transfer of the Shares, the stock certificates for the Shares will be endorsed with the following legends:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES ACT OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT AND ANY APPLICABLE STATE LAWS, (B) A `NO ACTION' LETTER OF THE SECURITIES AND EXCHANGE COMMISSION AND APPROPRIATE STATE AUTHORITIES WITH RESPECT TO SUCH SALE OR OFFER, OR (C) SATISFACTORY ASSURANCES TO THE CORPORATION (WHICH MAY INCLUDE AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION) THAT REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE LAWS IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR OFFER."

     "THE SHARES REPRESENTED BY THIS CERTIFCATE ARE SUBJECT TO A RIGHT OF ASSIGNMENT IN FAVOR OF THE COMPANY AS SET FORTH IN THAT CERTAIN AGREEMENT TO PROVIDE GUARANTY BETWEEN THE COMPANY AND THE HOLDER HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE."

          6. MARKET STAND-OFF. (a) In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, Guarantor shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Shares without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for a period of fourteen months from and after the effective date of the final prospectus for the Company's initial public offering.

               (b) In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange or conversion of shares or other change affecting the Company's outstanding Common Stock effected as a class without the Company's receipt of consideration, then any new, substituted or additional securities distributed with respect to the Shares shall be immediately subject to the provisions of this Section 6, to the same extent the Shares are at such time covered by such provisions.


                                                   Agreement to Provide Guaranty

               (c) In order to enforce the limitations of this Section 6, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.


          7. ASSIGNMENT OF SHARES BACK TO THE COMPANY. In the event that Guarantor does not provide a Guaranty in the full amount of $750,000 by July 31, 1999, and no other qualified person has provided a guaranty pursuant to Guarantor's right of assignment under Section 1 of this Agreement, which guaranty, together with the Guaranty provided by Guarantor equals $750,000, Guarantor shall immediately assign to the Company, without cost to the Company, that number of Shares determined by the following formula: For each $5.00 increment for which Guarantor (including his assignees) does not provide a Guaranty, Guarantor shall assign one share of Common Stock to the Company.

          8. REMOVAL OF GUARANTY. The Company shall remove the Guaranty upon the consummation of a private or public equity financing raising in excess of $5,000,000. Further, the Company agrees to use its best efforts to remove the Guaranty by November 1, 2000.

          9. INDEMNITY. If at any time and from time to time, Guarantor has paid the Bank following any demand for payment under the Guaranty, upon written notice from the Guarantor, the Company shall indemnify Guarantor against any and all losses, liability and expense (including reasonable attorneys' fees) arising out of or caused by such payment to the Bank. Each party will defend, hold harmless, and indemnify the other party from and against all loss, damage, injury or expense (including reasonable attorney fees) arising out of or caused by any breach of any of the provisions of this Agreement by such party.

          10. FURTHER UNDERTAKING. The Company and Guarantor hereby agree to take whatever additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed pursuant to the express provisions of this Agreement.

          11. WAIVERS AND AMENDMENTS. This Agreement may be amended, modified or supplemented only by a written instrument executed by all parties hereto. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

          12. NOTICES. All notices, requests, demands and other communications which are required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or sent by first-class mail, postage prepaid:

             If to Marsee:         Ray Lindstrom, President and CEO
                                   Oregon Baking Company
                                   dba Marsee Baking
                                   2287 NW Pettygrove
                                   Portland, OR    97210

             With a copy to:       Brendan R. McDonnell
                                   Tonkon Torp LLP
                                   SW Fifth Avenue, Suite 1600
                                   Portland, OR   97204


                                                   Agreement to Provide Guaranty

             If to Tanous:         Joseph F. Tanous
                                   SW 72nd Avenue
                                   Portland, OR 97224


or such other address as any party shall have specified by notice in writing to the other.

          13. NOTICES REGARDING DEMANDS. Guarantor will not make any payment under the Guaranty unless and until a written demand for payment has been received from the Bank. If Guarantor receives a demand for payment under the Guaranty, notice of such demand will be promptly sent to the Company. The Company shall promptly send to Guarantor any notice of default received from the Bank.

          14. BINDING EFFECT; BENEFITS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees or successors; nothing in this Agreement is intended to confer on any third person any rights, remedies, obligations or a liability under or by reason of this Agreement.

          15. ATTORNEY FEES. If any action is brought with respect to this agreement, or in any appeal therefrom, the prevailing party shall be entitled to reasonable attorney fees as determined by the court or courts in which the action or appeal is tried or heard.

          16. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with Oregon law without regard to its choice of law provisions.

          17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

          EXECUTED as of the 29th day of April, 1999.


                                         OREGON BAKING COMPANY
                                         dba Marsee Baking


                                         By: /s/ Raymond W. Lindstrom
                                             -----------------------------------
                                         Its: Pres. CEO
                                             -----------------------------------


                                         GUARANTOR:


                                         /s/ Joseph F. Tanous
                                         ---------------------------------------
                                         Joseph F. Tanous




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